UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.   20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2012

BRT REALTY TRUST

(Exact name of Registrant as specified in charter)

Massachusetts	001-07172	13-2755856
(State or other	(Commission file No.)	(IRS Employer
jurisdiction of		I.D. No.)
incorporation)

60 Cutter Mill Road, Suite 303, Great Neck, New York 11021

(Address of principal executive offices)  (Zip code)

Registrant’s telephone number, including area code 516-466-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On June 25, 2012, we filed a Current Report on Form 8-K (the “Current Report”) disclosing that we entered into a joint venture and the purchase by the venture of a 325 unit multi-family residential property located in Collierville, Tennessee for a net purchase price of $32.1 million, of which $25.7 million was financed with mortgage debt.

We are filing this amendment to the Current Report to include under (i) Item 9.01(a), audited statement of revenues and certain expenses of this property and (ii) Item 9.01(b), unaudited pro forma financial statements of the Trust reflecting the acquisition of properties as described therein.

Item 9.01                                           Financial Statements and Exhibits.

			Page
(a)	Financial Statements of Businesses Acquired.

	(i)	Independent Auditors’ Report	1
	(ii)	Statements of Revenues and Certain Expenses for the year ended December 31, 2011 and the three months ended March 31, 2012 (Unaudited)	2
	(iii)	Notes to Statements of Revenues and Certain Expenses	3

(b)	Unaudited Pro Forma Consolidated Financial Statements.

	(i)	Pro Forma Consolidated Balance Sheet as of March 31, 2012	5
	(ii)	Pro Forma consolidated Income Statements:
		For the six months ended March 31, 2012
		For the year ended September 30, 2011
	(iii)	Notes to Pro Forma Consolidated Financial Statements	8

(c)                                  Exhibits

Exhibit No.	Title of Exhibit
23.1	Consent of BDO USA, LLP dated August 30, 2012

Independent Auditors’ Report

To the Board of Trustees and Stockholders of

BRT Realty Trust and Subsidiaries

We have audited the accompanying statement of revenues and certain expenses of 160 Madison Farms Lane (“Madison at Schilling Farms”) for the year ended December 31, 2011.  The statement of revenues and certain expenses is the responsibility of BRT Realty Trust’s management.  Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement.  An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Madison at Schilling Farms’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K/A of BRT Realty Trust.  As described in Note 2, material amounts that would not be comparable to those resulting from the proposed future operations of Union Square are excluded from the statement of revenues and certain expenses and the statement of revenues and certain expenses is not intended to be a complete presentation of Madison at Schilling Farms’ revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Madison at Schilling Farms for the year ended December 31, 2011, on the basis of accounting described in Note 2.

/s/ BDO USA, LLP

New York, New York
August 30, 2012

160 Madison Farms Lane

Statements of Revenues and Certain Expenses

	Three Months Ended March 31, 2012	Year Ended December 31, 2011
	(unaudited)

Revenues:
Rental and other income	$889,000	$3,520,000

Certain Expenses:
Real estate taxes	140,000	543,000
Management fees	27,000	105,000
Utilities	41,000	159,000
Other real estate operating expenses	181,000	703,000
Total certain expenses	389,000	1,510,000

Revenues in excess of certain expenses	$500,000	$2,010,000

See Independent Auditors’ Report and accompanying notes.

160 Madison Farms Lane

Notes to Statements of Revenues and Certain Expenses

1.  Organization

160 Madison Farms Lane (“Madison at Schilling Farms”) is a 325 unit multi-family garden apartment complex located in Collierville, Tennessee.

BRT Realty Trust and subsidiaries (collectively, the “Trust”) is a real estate investment trust. The Trust originates and holds for investment senior mortgage loans secured by commercial and multi-family real estate properties and participates as an equity investor in joint ventures which acquire multi-family residential or other real estate assets.

On June 20, 2012, a consolidated joint venture comprised of TRB Schilling LLC, a wholly owned subsidiary of the Trust, and an unaffiliated joint venture partner, acquired Madison at Schilling Farms for a net purchase price of $32.1 million, including $25.7 million of mortgage debt.

2.  Basis of Presentation and Significant Accounting Policies

The accompanying statements of revenues and certain expenses of Madison at Schilling Farms have been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in the Trust’s Current Report on Form 8-K/A.  Accordingly, the statements of revenues and certain expenses exclude certain expenses that may not be comparable to those expected to be incurred in the future operations of the aforementioned property.  Items excluded consist of interest expense, depreciation, amortization, corporate expenses, and other costs not directly related to future operations.

In assessing Madison at Schilling Farms, the Trust considered the sources of revenue including, but not limited to, competitive factors present in the local market for residential rentals, the demographics of the area, and the local economic conditions and outlook.  We also considered Madison at Schilling Farms’ expenses including, but not limited to, utility costs, real estate tax rates and maintenance expenses.

After reasonable inquiry, the Trust is not aware of any other material factors other than those discussed above that would cause the reported financial information not to be necessarily indicative of future operating results.

Use of Estimates

The preparation of the statements of revenues and certain expenses in conformity with Regulation S-X Rule 3-14 requires management to make estimates and assumptions that affect the amounts reported in the statements of revenues and certain expenses and accompanying notes.  Actual results could differ from those estimates.

Revenue Recognition

Rental revenue is recognized on an accrual basis.  Generally leases are for a one-year term and have no renewal options.

Income Taxes

Madison at Schilling Farms was organized as a limited liability company and is not directly subject to federal income taxes. The limited liability company is subject to Tennessee franchise tax.

BRT REALTY TRUST

Pro Forma Consolidated Financial Statements

(Unaudited)

On June 20, 2012, a consolidated joint venture comprised of TRB Schilling LLC, a wholly owned subsidiary of the Trust, and an unaffiliated joint venture partner acquired Madison at Schilling Farms, a 325-unit- multi-family garden apartment complex located in Collierville, Tennessee.  The net purchase price was $32.1 million and included $25.7 million of mortgage debt.

On March 22, 2012, a consolidated joint venture comprised of TRB Union Palm LLC, a wholly owned subsidiary of the Trust, and an unaffiliated joint venture partner acquired Union Square, a 542-unit, multi-family garden apartment complex located in Palm Beach Gardens, Florida.  The net purchase price was $59.4 million and included $45.2 million of mortgage debt.

The following unaudited pro forma consolidated balance sheet of the Trust as of March 31, 2012, has been prepared as if the acquisition of Madison at Schilling Farms had been completed on March 31, 2012.  The unaudited pro forma consolidated statement of income for the year ended September 30, 2011 is presented as if both acquisitions had been completed on October 1, 2010. The unaudited pro forma consolidated income statement for the six months ended March 31, 2012 is presented as if both acquisitions had been completed on October 1, 2011.

The pro forma income statement for the six months ended March 31, 2012 has been adjusted to reflect the income and expense items of Union Square from March 22, 2012 (the date of the acquisition) and March 31, 2012.

These pro forma consolidated financial statements are presented for informational purposes only and should be read in conjunction with (a) the Trust’s 2011 Annual Report on Form 10-K and (b) the Trust’s Quarterly Report on Form 10-Q for the six months ended March 31, 2012.

The unaudited pro forma consolidated financial statements are based on assumptions and estimates considered appropriate by the Trust’s management; however, such statements do not purport to represent what the Trust’s financial position and results of operations would have been assuming the completion of the acquisition on October 1, 2010, nor do they purport to project the Trust’s financial position and results of operations at any future date or for any future period.

In the opinion of the Trust’s management, all adjustments necessary to reflect the effects of the transactions described above have been included in the pro forma consolidated financial statements.

BRT REALTY TRUST AND SUBSIDIARIES

PRO FORMA - CONSOLIDATED BALANCE SHEET

As of March 31, 2012

(Unaudited)

(Amounts in thousands, except share data)

	The Trust Historical	Purchase of Madison at Schilling Farms	The Trust Pro Forma As Adjusted
ASSETS

Real estate loans, all earning interest	$73,503	—	$73,503
Deferred fee income	(1,302)	—	(1,302)
	72,201	—	72,201

Real estate properties, net of accumulated depreciation of $2,867	131,997	$32,100	164,097
Investment in unconsolidated ventures	5,503	—	5,503
Cash and cash equivalents	37,094	(5,277)	31,817
Restricted cash — construction holdbacks	33,064	—	33,064
Available-for-sale securities at market	2,509	—	2,509
Deferred Costs	8,501	243	8,744
Other assets	8,475	457	8,932
Total Assets	$299,344	$27,523	$326,867

LIABILITIES AND EQUITY
Liabilities:
Junior subordinated notes	$37,400	—	$37,400
Mortgages payable	100,306	$25,680	125,986
Accounts payable and accrued liabilities	1,045	253	1,298
Deposits payable	2,614	40	2,654
Deferred Income	13,730	—	13,730
Total Liabilities	155,095	25,973	181,068

Commitments and contingencies	—	—	—

Equity:
BRT Realty Trust shareholders’ equity:
Preferred shares, $1 par value:
Authorized 10,000 shares, none issued	—	—	—
Shares of beneficial interest, $3 par value:

Authorized number of shares, unlimited, 13,924 issued	41,772	—	41,772
Additional paid-in capital	167,044	—	167,044

Accumulated other comprehensive income—net unrealized gain on available-for-sale securities	548	—	548
Accumulated deficit	(74,169)	—	(74,169)
Cost of 451 treasury shares of beneficial interest	(3,505)	—	(3,505)
Total BRT Realty Trust shareholders’ equity	131,690		131,690
Non-controlling interests	12,559	1,550	14,109
Total Equity	144,249	1,550	145,799
Total Liabilities and Equity	$299,344	$27,523	$326,867

See accompanying notes to the unaudited pro forma consolidated financial statements

BRT REALTY TRUST AND SUBSIDIARIES

PRO FORMA - CONSOLIDATED STATEMENT OF INCOME

For the Six Months Ended March 31, 2012

(Unaudited)

(Amounts in thousands, except share data)

	The Trust Historical	Purchase of Union Square		Purchase of Madison At Schilling Farms		The Trust Pro Forma As Adjusted

Revenues:
Interest on real estate loans	$3,614	—		—		$3,614
Loan fee income	840	—		—		840
Rental revenue from real estate properties	1,787	$3,302		$1,794		6,883
Recovery of previously provided allowances	10	—		—		10
Other, primarily investment income	590	—		—		590
Total revenues	6,841	3,302		1,794		11,937
Expenses:
Interest on borrowed funds	1,342	813	(a)	514	(e)	2,669
Advisor’s fees, related party	444	151	(b)	58	(b)	653
Property acquisition costs	1,793	—		—		1,793
General and administrative—including $481 to related party	3,680	—		—		3,680
Operating expenses relating to real estate properties	1,745	1,489		768		4,002
Amortization and depreciation	364	864	(c)	518	(c)	1,746
Total expenses	9,368	3,317		1,858		14,543
Total revenues less total expenses	(2,527)	(15)		(64)		(2,606)
Equity in loss of unconsolidated ventures	(115)	—		—		(115)
Loss on sale of available-for-sale securities	324	—		—		324
Gain on sale of loan	3,192	—		—		3,192
Income (loss) from continuing operations	874	(15)		(64)		795

Discontinued operations:
Gain on sale of real estate assets	490	—		—		490
Net income(loss)	1,364	(15)		(64)		1,285
Plus: net loss (income) attributable to non-controlling interests	1482	(27	)(d)	1	(d)	,456
Net income (loss) attributable to common shareholders	$2,846	$(42)		$(63)		$2,741

Basic and diluted per share amounts attributable to common shareholders:
Income from continuing operations	$.17	$—		$—		$.17
Discontinued operations	.03	—		—		.03
Basic and diluted income per share	$.20	$—		$—		$.20

Amounts attributable to BRT Realty Trust:
Income (loss) from continuing operations	$2,356	$(42)		$(63)		$2,251
Discontinued operations	490	—		—		490
Net income (loss)	$2,846	$(42)		$(63)		$2,741

Weighted average number of common shares outstanding:
Basic and diluted	14,015,940	14,015,940		14,015,940		14,015,940

See accompanying notes to the unaudited pro forma consolidated financial statements

BRT REALTY TRUST AND SUBSIDIARIES

PRO FORMA - CONSOLIDATED STATEMENT OF INCOME

For The Year Ended September 30, 2011

(Unaudited)

 (Dollars in thousands, except share data)

	The Trust Historical	Purchase of Union Square		Purchase of Madison at Schilling Farms	The Trust Pro Forma As Adjusted
	(Audited)	(Unaudited)		(Unaudited)

Revenues:
Interest on real estate loans an purchase money mortgage	$8,500	—		—	$8,500
Loan fee income	1,828	—		—	1,828
Rental revenue from real estate properties	3,456	$6,787		$3,520	13,763
Recovery of previously provided allowances	3,595	—		—	3,595
Other, primarily investment income	502	—		—	502
Total revenues	17,881	6,787		3,520	28,188
Expenses:
Interest on borrowed funds	2,112	1,721	(a)	1,004 (e)	4,837
Advisor’s fees, related party	916	356	(b)	193 (b)	1,465
Foreclosure related professional fees	579	—		—	579
General and administrative—including $847 to related party	6,149	—		—	6,149
Operating expenses relating to real estate properties	3,340	3,116		1,510	7,966
Amortization and depreciation	738	1,728	(c)	1,036 (c)	3,502
Total expenses	13,834	6,921		3,743	24,498
Total revenues less total expenses	4,047	(134)		(223)	3,690
Equity in earnings of unconsolidated ventures	350	—		—	350
Gain on sale of available-for-sale securities	1,319	—		—	1,319
Loss on extinguishment of debt	(2,138)	—		—	(2,138)
Income (loss) from continuing operations	3,578	(134)		(223)	3,221

Discontinued operations:
Gain on sale of real estate assets	1,346	—		—	1,346
Net income (loss)	4,924	(134)		(223)	4,567
Plus:net loss (income) attributable to non controlling interests	1,450	(44	)(d)	6 (d)	1,412
Net income (loss) attributable to common shareholders	$6,374	$(178)		$(217)	$5,979

Basic and diluted per share amounts attributable to common shareholders:
Income (loss) from continuing operations	$.35	$(.01)		$(.02)	$ . 32
Discontinued operations	.10	—		—	.10
Basic and diluted income (loss) per share	$.45	$(.01)		$(.02)	$.42

Amounts attributable to BRT Realty Trust:
Income (loss) from continuing operations	$5,028	$(178)		$(217)	$4,633
Discontinued operations	1,346	—		—	1,346
Net income (loss)	$6,374	$(178)		$(217)	$5,979

Weighted average number of common shares outstanding:
Basic and diluted	14,041,509	14,041,509		14,041,509	14,041,509

See accompanying notes to the unaudited pro forma consolidated financial statements.

BRT REALTY TRUST AND SUBSIDIARIES

Notes to Pro Forma Consolidated Financial Statements

(Unaudited)

Basis of Pro Forma Presentation

1.               The consolidated financial statements include the consolidated accounts of the Trust and its investments in limited liability companies in which the Trust is presumed to have control in accordance with the consolidation guidance of the Financial Accounting Standards Board Accounting Standards Codification.  Investments in entities for which the Trust has the ability to exercise significant influence but does not have financial or operating control, are accounted for under the equity method of accounting.  Accordingly, the Trust’s share of the net earnings (or losses) of entities accounted for under the equity method are included in consolidated net income under the caption Equity in Earnings (Losses) of Unconsolidated Ventures.  Investments in entities for which the Trust does not have the ability to exercise any influence are accounted for under the cost method of accounting.

In March 2012, the Trust, entered into a joint venture, and the joint venture acquired 4205 Union Square Blvd. (“Union Square”) for a net purchase price of $59.4 million, funded with cash and mortgage debt of $45.2 million.

In June 2012 the Trust, entered into a joint venture, and the joint venture acquired 160 Madison Farms Lane (“Madison at Schilling Farms”) for a net purchase price of $32.1 million, funded with cash and  mortgage debt of $25.7 million.

2.               Notes to the pro forma consolidated statements of income for both the six months ended March 31, 2012 and the year ended September 30, 2011.

a)              To reflect the interest expense resulting from the mortgage that is securing Union Square.  Interest expense is calculated using an interest rate of 3.72%, and also includes amortization of loan related fees.

b)             To reflect the advisory fee to be paid by the Trust pursuant the Amended and Restated Advisory Agreement, as amended.

c)              To reflect depreciation on the estimated useful life of 27.5 years of the building and the estimated useful life of 10 years for the furniture and fixtures.

d)             To reflect the non-controlling interest share of income from the property for its 20%  equity interest in the joint venture.

e)              To reflect the interest expense resulting from the mortgage that is securing Madison at Schilling Farms.  Interest expense is calculated using an interest rate of 3.91% and also includes amortization of loan fees.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRT REALTY TRUST

	By:	/s/ George Zweier
George Zweier Vice President and Chief Financial Officer
August 30, 2012
Great Neck, NY